Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-K of NEWPORT DIGITAL TECHNOLOGIES, INC. (the " Company "), for the Fiscal yearend June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the " Report "), I, Richard Damion, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Damion

Richard Damion

Chairman of the Board

Chief Financial Officer

Dated:  October 12, 2010

A signed original of this written statement required by Section 906 has been provided to NEWPORT DIGITAL TECHNOLOGIES, INC. and will be retained by Newport Digital Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.